ASSIGNMENT AND ASSUMPTION AND AMENDMENT NO. 1 OF CONVERTIBLE PROMISSORY NOTE

THIS ASSIGNMENT AND ASSUMPTION AND AMENDMENT NO. 1 OF CONVERTIBLE PROMISSORY NOTE (this "Agreement"), dated as of December 29, 2011, is made by and among Wound Management Technologies, Inc., a Texas corporation (the "**Assignor**"), Secure eHealth, LLC, a Nevada limited liability company, (the "**Assignee**") and Caesar Capital Group, LLC ("**Lender**"). All capitalized terms used, but not defined, herein have the meanings set forth in that certain Convertible Promissory Note dated as of June 9, 2011 in the original principal amount of $100,000.00 made by Assignor payable to Caesar Capital Group, LLC (the "**Note**").

RECITALS:

WHEREAS, Assignor issued the Note to Lender and now desires to amend the Note to change the Maturity Date to March 1, 2012, delete the conversion features of the Note and assign the Note to Assignee; and

WHEREAS, the parties desire to amend the Note to provide for the foregoing;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT:

1. Amendments to Note.

(a) Assignor is deleted as "Borrower" under the Note and the "Borrower" will be Assignee.

(b) The Maturity Date is March 1, 2012.

(c) Section 2 of the Note entitled "Conversion" is deleted in its entirety and is of no further force or effect. All references to "Convertible" in the Note are deleted.

(d) Sections 6(j), 7(h) and (i) and 12 of the Note are deleted in their entirety and are of no further force or effect.

2. Waiver of Defaults by Lender. Lender waives each Event of Default that occurred under the Note on or prior to the date hereof, including, but not limited to, the failure of Borrower to pay all principal and interest accruing under the Note on December 9, 2011. Lender agrees that the interest rate has not increased to the Default Rate.

3. Assignment of Note. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed, hereby, without recourse or warranty, express or implied, assigns transfers, endorses and delivers unto Assignee, the Note.

4. Assumption of Note. Assignee hereby assumes the Note and agrees to pay, perform, fulfill and discharge all liabilities, obligations, commitments and duties of Assignor under the Note. Assignee shall indemnify, defend and hold harmless Assignor against any and all liability of any nature arising under the Note.

5. Consent to Assignment. Lender hereby consents to the assignment of the Note by Assignor to Assignee and forever releases and discharges Assignor of any and all liabilities, obligations, commitments or duties under the Note arising at any time before or after the date of this Agreement. Lender hereby waives any right it may have to assert a claim or institute a suit against Assignor under, or in connection with, the Note.

6. Attachment to Note. A copy of this Agreement shall be attached to the Note.

7. Miscellaneous. This Agreement shall inure to the benefit of each party's successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and the documents referred to in this Agreement contain the entire understanding of the parties to this Agreement in respect of the subject matter contained in this Agreement. This Agreement supersedes any prior agreements and understandings between the parties with respect to the subject matter of this Agreement. This Agreement shall be governed by New York law, without regard to its conflict of law provisions.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

ASSIGNOR:

WOUND MANAGEMENT TECHNOLOGIES, INC.
a Texas corporation

By: ______________________________
Name: ______________________________
Its: ______________________________

Address of Assignor:
777 Main Street, Suite 3100
Fort Worth, Texas 76102

ASSIGNEE:

SECURE eHEALTH, LLC,
a Nevada limited liability company

By: ______________________________
Name: ______________________________
Its: ______________________________

Address of Assignee:
777 Main Street, Suite 3100
Fort Worth, Texas 76102

LENDER:

CAESAR CAPITAL GROUP, LLC

By: ______________________________
Name: ______________________________
Its: ______________________________

Address of Lender:
c/o Brinen & Associates, LLC
7 Dey Street, Suite 1503
New York, New York 10007